UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 23, 2005

TRIKON TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26482	95-4054321
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ringland Way, Newport, South Wales NP18 2TA,

United Kingdom

(Address of principal executive offices, including zip code)

44-1633-414-000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As of June 23, 2005, Trikon Technologies, Inc. (“Trikon”) and Aviza Technology, Inc. (“Aviza”) agreed to amend the Agreement and Plan of Merger, dated as of March 14, 2005 (the “Merger Agreement”) by and among Trikon, Aviza, New Athletics, Inc., Baseball Acquisition Corp. I and Baseball Acquisition Corp. II to extend the “Outside Date,” as defined in the Merger Agreement, to October 31, 2005.

As previously disclosed, certain members of the Trikon board of directors will become directors of New Athletics, Inc. following the completion of the merger, and John Macneil, Trikon’s chief executive officer, has entered into an employment agreement with New Athletics, Inc. which will become effective upon closing of the transaction.

The foregoing description of the amendment to the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the actual agreement.

Additional Information and Where to Find It

New Athletics has filed with the Securities and Exchange Commission a registration statement on Form S-4 (File No. 333-126098) and other relevant documents in connection with the proposed merger transaction involving Aviza and Trikon. Investors and security holders of Trikon are urged to read the proxy statement/prospectus that is contained in the registration statement and the other relevant documents because they contain important information about New Athletics, Aviza and Trikon and the proposed merger transaction. Investors and security holders of Trikon may obtain free copies of the proxy statement/prospectus and the other relevant documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission’s website at http://www.sec.gov and may also obtain free copies of the proxy statement/prospectus by writing to Trikon Technologies, Inc., Ringland Way, Newport, South Wales NP18 2TA, United Kingdom, Attention: Investor Relations. Information regarding the identity of persons who may, under the Securities and Exchange Commission’s rules, be deemed to be participants in the solicitation of stockholders of Trikon in connection with the proposed merger transaction, and their interests in the solicitation, will be set forth in the proxy statement/prospectus that will be filed by Trikon with the Securities and Exchange Commission and is contained in the registration statement that has been filed by New Athletics with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Trikon Technologies, Inc, Aviza Technology, Inc., New Athletics, Inc., Baseball Acquisition Corp. I and Baseball Acquisition Corp. II dated as of March 14, 2005 and the amendment dated as of June 23, 2005 (Incorporated by reference to Annex A to the registration statement on Form S-4 filed by New Athletics, Inc. on June 24, 2005 (File No. 333-126098)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIKON TECHNOLOGIES, INC.

By:	/s/ John Macneil
John Macneil
Chief Executive Officer

Date: June 27, 2005

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Trikon Technologies, Inc, Aviza Technology, Inc., New Athletics, Inc., Baseball Acquisition Corp. I and Baseball Acquisition Corp. II dated as of March 14, 2005 and the amendment dated as of June 23, 2005 (Incorporated by reference to Annex A to the registration statement on Form S-4 filed by New Athletics, Inc. on June 24, 2005 (File No. 333-126098)).